Exhibit 99.1

CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U. S. C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of the form 10-Q of Shiloh Industries, Inc. (the “Company”) for the quarter ended January 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company certifies, that, to such officer’s knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

Dated: March 12, 2003	/s/ THEODORE K. ZAMPETIS
Theodore K. Zampetis President and Chief Executive Officer

Dated: March 12, 2003	/s/ STEPHEN E. GRAHAM
Stephen E. Graham Chief Financial Officer